UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: May 19, 2010

(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27275	04-3432319
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

8 Cambridge Center, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 444-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Akamai Technologies, Inc. (“Akamai” or the “Company”) was held on May 19, 2010 (the “Annual Meeting”). There were 171,647,027 shares of Akamai’s common stock eligible to vote, and 139,148,630 shares present in person or by proxy at the Annual Meeting. Two items of business were acted upon by stockholders at the Annual Meeting.

1.	Election of Directors

Stockholders elected F. Thomson Leighton, Paul Sagan and Naomi Seligman to serve as Class II directors for a term of three years. The vote totals were as follows:

F. Thomson Leighton	VOTES FOR	113,940,177
	VOTES AGAINST	1,674,657
	ABSTENTIONS	49,668
	BROKER NON-VOTES	23,484,128

Paul Sagan	VOTES FOR	114,223,009
	VOTES AGAINST	1,395,361
	ABSTENTIONS	46,132
	BROKER NON-VOTES	23,484,128

Naomi O. Seligman	VOTES FOR	113,792,523
	VOTES AGAINST	1,825,350
	ABSTENTIONS	46,629
	BROKER NON-VOTES	23,484,128

2.     Ratification of the Selection of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditors for the fiscal year ending December 31, 2010.

Stockholders ratified the selection of PwC to serve as the Company’s independent auditors for the fiscal year ending December 31, 2010. The vote totals were as follows:

VOTES FOR	137,804,448
VOTES AGAINST	1,262,456
ABSTENTIONS	81,726
BROKER NON-VOTES	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2010	AKAMAI TECHNOLOGIES, INC.

	By:	/S/ MELANIE HARATUNIAN
Melanie Haratunian, Senior Vice President, General Counsel and Corporate Secretary